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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 6, 1998
                                                ---------------------


                       Salomon Smith Barney Holdings Inc.
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             (Exact name of registrant as specified in its charter)


    Delaware                        1-4346                     22-1660266
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    (State or other              (Commission                 (IRS Employer
    jurisdiction of              File Number)                Identification No.)
    incorporation)

    388 Greenwich Street,   New York, NY                       10013
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    (Address of principal executive offices)                  (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)







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                       SALOMON SMITH BARNEY HOLDINGS INC.
                           CURRENT REPORT ON FORM 8-K




ITEM 5.  OTHER EVENTS.

         Salomon Smith Barney Holdings Inc. has decided to restructure and significantly decrease the risk profile of the U.S. fixed income arbitrage group and integrate its people into other units of Salomon Smith Barney. Global arbitrage results for the second quarter of 1998 will show a small loss, a swing of about $100 million over the last quarter, in large part driven by the reduced performance of the U.S. arbitrage unit.

























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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  July 16, 1998                       SALOMON SMITH BARNEY HOLDINGS INC.


                                                 By:  /s/Mark I. Kleinman
                                                    ---------------------------
                                                          Mark I. Kleinman
                                                          Deputy Treasurer

























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